ACCOUNTS RECEIVABLE (Schedule of Accounts Receivable) (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Accounts, Notes, Loans and Financing Receivable, Gross, Allowance, and Net [Abstract]
Trade	$ 19,809	$ 9,396
Notes receivable	2,302	2,252
Less - allowance for doubtful debt	(1,107)	(672)
Notes And Loans Receivable Net	21,004	10,976
Less - non-current accounts receivable	(768)	(477)
Total accounts receivable	$ 20,236	$ 10,499